MFS(R) INTERNATIONAL INVESTORS TRUST

            Supplement dated October 1, 2001 as revised June 7, 2002
                           to the Current Prospectus

This Supplement describes the fund's class I shares, and it supplements certain information in the fund's Prospectus dated October 1, 2001. The caption headings used in this Supplement correspond with the caption headings used in the Prospectus.

You may purchase class I shares only if you are an eligible investor, as described under the caption "Description of Share Classes" below.


1.   RISK RETURN SUMMARY

     Performance Table. The "Performance Table" is intended to indicate some of the risks of investing in the fund by showing changes in the fund's performance over time. The table is supplemented as follows:

     Average Annual Total Returns as of December 31, 2000:

                                                                  1 Year               5 Years        Life#
                                                                  ------               -------        -----
      Class I shares                                              (3.66)%               8.33%           8.81%
      Morgan Stanley Capital International (MSCI) Europe,
           Australasia, Far East (EAFE) Index+*                   (13.96)%              7.43%           8.59%
      Lipper International Funds Index++@                         (14.72)%             10.20%         10.69%
      Lipper average international Funds++                        (15.57)%              9.09%           9.39%

-------------------
# Life refers to the period from the commencement of the fund's investment operation, October 24, 1995 through December 31, 2000. Index and Lipper averages are from November 1, 1995.
+    Standard & Poor's Micropal, Inc.
++   Lipper, Inc.
* MSCI EAFE Index is a broad based unmanaged, market-capitalization-weighted total return index that is an aggregate of 21 individual country indexes that collectively represent many of the major markets of the world.
@ The Lipper Mutual Fund Indices are unmanaged, net-asset-value-weighted indices of the largest qualifying mutual funds within their respective investment objectives, adjusted for the reinvestment of capital gain distributions and income dividends.

The fund commenced investment operations on October 24, 1995 with the offering of class A and class B shares, and subsequently offered class I shares on January 2, 1997. Class I share performance includes the performance of the fund's class A shares for periods prior to the offering of class I shares. This blended class I share performance has been adjusted to take into account the fact that class I shares have no initial sales charge (load). This blended performance has not been adjusted to take into account differences in class specific operating expenses. Because operating expenses of class I shares are lower than those of class A shares, this blended class I share performance is lower than the performance of class I shares would have been had class I shares been offered for the entire period.


2.   EXPENSE SUMMARY

     Expense Table. The "Expense Table" describes the fees and expenses that you may pay when you buy, redeem and hold shares of the fund. The table is supplemented as follows:

     Annual Fund Operating Expenses (expenses that are deducted from fund assets) (1):


           Management Fees................................  0.975%
           Distribution and Service (12b-1) Fees..........  None
           Other Expenses(2)..............................  0.67%
                                                            -----
           Total Annual Fund Operating Expenses...........  1.65%
                Fee Waiver(3).............................  (0.075)%
                                                            --------
                Net Expenses(3)...........................  1.57%
------------------------
(1) All expenses, other than "Management Fees," and "Fee Waiver" are rounded to two decimal places.
(2) The fund has an expense offset arrangement which reduces the fund's custodian fee based upon the amount of cash maintained by the fund with its custodian and dividend disbursing agent, and may enter into other such arrangements and directed brokerage arrangements (which would also have the effect of reducing the Fund's expenses). Any such fee reductions are not reflected under "Other Expenses." Had these fee reductions been taken into account, "Net Expenses" would have been 1.56%.
(3) MFS has contractually agreed to reduce its management fee to 0.90% of the average daily net assets up to $1 billion, 0.85% over $1 billion and 0.80% over $2 billion annually. This contractual arrangement will continue until at least October 1, 2002, absent an earlier modification approved by the board of trustees which oversees the fund.


     EXAMPLE OF EXPENSES

The "Example of Expenses" table is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.

These examples assume that:

o You invest $10,000 in the fund for the time periods indicated and you redeem your shares at the end of the time periods;

o Your investment has a 5% return each year and dividends and other distributions are reinvested; and

o The fund's operating expenses remain the same, except that the fund's total operating expenses are assumed to be the fund's "Net Expenses" for the first year and the fund's "Total Annual Fund Operating Expenses" for the subsequent years (see Expense Table above).

         Share Class           Year 1        Year 3       Year 5      Year 10
         -----------           ------        ------       ------      -------

         Class I shares        $160          $513         $889        $1,948


3.   DESCRIPTION OF SHARE CLASSES

The "Description of Share Classes" is supplemented as follows:

If you are an eligible investor (as described below), you may purchase class I shares at net asset value without an initial sales charge or CDSC upon redemption. Class I shares do not have annual distribution and service fees, and do not convert to any other class of shares of the fund.

The following eligible investors may purchase class I shares:

o certain retirement plans established for the benefit of employees of MFS and employees of MFS' affiliates;

o any fund distributed by MFD, if the fund seeks to achieve its investment objective by investing primarily in shares of the fund and other MFS funds;

o    any retirement plan, endowment or foundation which:

          has, at the time of purchase of class I shares, aggregate assets of at least $100 million, and invests at least $10 million in class I shares of the fund either alone or in combination with investments in class I shares of other MFS Funds (additional investments may be made in any amount).

          MFD may accept purchases from smaller plans, endowments or foundations or in smaller amounts if it believes, in its sole discretion, that such entity's aggregate assets will equal or exceed $100 million, or that such entity will make additional investments which will cause its total investment to equal or exceed $10 million, within a reasonable period of time, and may make other exceptions in its sole discretion from time to time;

o bank trust departments or law firms acting as trustee or manager for trust accounts which, on behalf of their clients (i) initially invest at least
     $100,000 in class I shares of the fund or (ii) have, at the time of purchase of class I shares, aggregate assets of at least $10 million invested in class I shares of the fund either alone or in combination with investments in class I shares of other MFS Funds. MFD may accept purchases that do not meet these dollar qualification requirements if it believes, in its sole discretion, that these requirements will be met within a reasonable period of time. Additional investments may be made in any amount; and

o certain retirement plans offered, administered or sponsored by insurance companies, provided that these plans and insurance companies meet certain criteria established by MFD from time to time.


In addition, MFD, at its sole discretion, may accept investments from other purchasers not listed above.


4.   HOW TO PURCHASE, EXCHANGE AND REDEEM SHARES

The discussion of "How to Purchase, Exchange and Redeem Shares" is supplemented as follows:

You may purchase, redeem and exchange class I shares only through your MFD representative or by contacting MFSC (see the back cover of the Prospectus for address and phone number). You may exchange your class I shares for class I shares of another MFS Fund (if you are eligible to purchase them) and for shares of the MFS Money Market Fund at net asset value.

5.   FINANCIAL HIGHLIGHTS

The "Financial Highlights" table is intended to help you understand the fund's financial performance. It is supplemented as follows:

Financial Statements - Class I shares

                                                                                                              Period
                                                                            Year Ended May 31,                 Ended
                                                                   2001       2000      1999        1998     5/31/97*
                                                                   ----       ----      ----        ----     --------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                             $20.77    $ 18.08   $ 18.95    $ 16.32     $ 15.71
                                                                --------    -------   -------    -------     -------
Income from investment operations# -
Net investment incomess.                                         $  0.06    $   0.44  $   0.07   $   0.06    $   0.16
Net realized and unrealized gain (loss) on investments and
   foreign currency                                                (1.86)   $   3.17  $  (0.60)  $   3.37    $   0.45
                                                                ---------   --------  ---------  --------    --------
      Total from investment operations                            $(1.80)   $   3.61  $  (0.53)  $   3.43    $   0.61
                                                                ---------   --------  ---------  --------    --------
Less distributions declared to shareholders -
   From net realized income                                       $(0.20)   $ --      $ --       $  --       $  --
   From net realized gain on investments and foreign
      currency transactions                                        (0.35)   $(0.92)   $  (0.34)  $  (0.59)   $  --
   In excess of net investment income                              (0.16)     --        --          (0.21)      --
                                                                ---------   -------   --------   ----------  ------
   In excess of net realized gain on investments and
      foreign currency transactions                                 (0.47)    --          --         --          --
                                                                ----------  -------   -------    -------     ------
         Total distributions declared to shareholders             $(1.18)   $(0.92)   $  (0.34)  $  (0.80)       --
                                                                ---------   -------   ---------  ---------   ------
Net asset value - end of year                                     $17.79    $ 20.77   $  18.08   $ 18.95     $ 16.32
                                                                --------    -------   --------   -------     -------
Total return                                                       (9.04)%    20.19%  (2.88)%    22.08%      3.88%++
Ratios (to average net assets)/Supplemental datass.:
   Expenses##                                                       1.56%      1.54%   1.59%      1.64%       1.89%+
   Net investment income                                            0.30%      2.21%   0.40%      0.33%       2.33%+
Portfolio turnover                                                  104%        82%   89%        158%        89%
Net assets at end of period (000 Omitted)                             $79       $89    $59        $6          $  --

--------------------------

ss. The investment adviser voluntarily waived a portion of its fee for the year indicated. If this fee had been incurred by the fund, the net investment income per share and the ratios would have been:

Net investment income                                              $0.05      --           --         --          --
Ratios (to average net assets):
   Expenses##                                                       1.61%       --         --         --          --
   Net investment income                                            0.25%       --         --         --          --

* For the period from the inception of Class I shares, January 2, 1997 to May 31, 1997.
+    Annualized.
++   Not annualized.
#    Per share data are based on average shares outstanding.
## Ratios do not reflect expense reductions from directed brokerage and certain expense offset arrangements.

     The date of this Supplement is October 1, 2001 as revised June 7, 2002.